Exhibit 10.13

August __, 2026

Three Lions Acquisition Corp.

888 Prospect Street

La Jolla, CA 92037

Gentlemen:

Three Lions Acquisition Corp. (the “Company”), a blank check company formed in the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), pursuant to its registration statement on Form S-1 initially filed on June 30, 2026 (as may be amended, the “Registration Statement”) in connection with its initial public offering (“IPO”).

Subject to the satisfaction of the conditions set forth herein, each of the undersigned entities, severally and not jointly (collectively referred to herein as the “undersigned”),hereby subscribes for and commits to collectively purchase an aggregate of [_____] units (the “Purchased Units”) of the Company (“Placement Units”), each Placement Unit currently intended to consist of one Class A ordinary share, par value $0.0001 per share (“Ordinary Share”), of the Company, and one-half of one warrant, with each whole warrant entitling the holder to purchase one Ordinary Share at a price of $11.50 per share (subject to adjustment), at $10.00 per Purchased Unit, for an aggregate purchase price of [$_______] (the “Purchase Price”). Subject to the satisfaction of the conditions set forth herein, at least two business days prior to the anticipated effective date of the Registration Statement (which date the Company shall inform the undersigned as soon as reasonably practicable and, in any case, no later than four (4) business days immediately prior to such effective date), the undersigned will cause the Purchase Price to be delivered to Continental Stock Transfer & Trust Company (“CST”), by wire transfer of immediately available funds as set forth in the instructions attached as Exhibit A, to hold in a non-interest bearing account until the Company consummates the IPO pursuant to the terms of a customary escrow agreement to be entered into between the Company and CST. The Company shall not make a request for payment unless it intends that the Registration Statement will become effective within a four (4) business day period after such request.

In consideration of the above purchase obligations, and subject to the consummation of the sale of the Purchased Units pursuant hereto, on the closing date of the IPO (the “Closing Date”), Three Lions Sponsor, LLC (the “Sponsor”) has agreed, pursuant to a separate letter agreement between the Sponsor and the undersigned, to transfer to the undersigned certain of the founder shares that are currently owned by the Sponsor (the “Transferred Shares”).

The undersigned’s obligation to purchase the Purchased Units and pay the Purchase Price is conditioned upon satisfaction of the following conditions precedent (any or all of which may be waived in writing by the undersigned, as the case may be, in his, her or its sole discretion):

(i)

As of the date of this letter agreement and on the Closing Date, no legal, administrative or regulatory action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this letter agreement;

(ii)

The Company shall have approved the issuance of the Purchased Units pursuant to this letter agreement in accordance with the applicable laws of the jurisdiction of the Company’s formation and expressly approved this letter agreement;

1

(iii)

The representations and warranties of the Company contained in this letter agreement shall have been true and correct on the date of this letter agreement and shall be true and correct on the Closing Date of the IPO as if made on the Closing Date, and the Company shall have performed and complied in all material respects with all covenants in this letter agreement to the extent such covenants are to be performed and complied with prior to the consummation of the transactions contemplated hereby; and

(iv)

the IPO shall have the following terms: (x) each Placement Unit shall be sold at a price of at least $10.00 per Placement Unit and shall consist of one Ordinary Share and one-half of one redeemable warrant, with each whole warrant exercisable to purchase one Ordinary Share at an initial exercise price of $11.50 per Class A Share; (y) the SPAC shall be required by its organizational documents to consummate a Business Combination within twenty-one months of the Closing Date, unless the shareholders of the SPAC vote to extend the date by which a Business Combination must be consummated; and (z) the proceeds from the sale of Placement Units shall be deposited with CST for release only in connection with a Business Combination, redemption of the Ordinary Shares, or liquidation of the SPAC in accordance with the SPAC’s memorandum and articles of association, as in effect at that time.

The consummation of the purchase and issuance of the Purchased Units shall occur simultaneously with the consummation of the IPO. At the time of the consummation of the IPO, CST shall deposit the Purchase Price, without interest or deduction, into the trust account (“Trust Account”) to be established by the Company for the benefit of the Company’s public shareholders as described in the Registration Statement. If (i) the IPO is not consummated following a request by the Company to fund the Purchase Price, (ii) the IPO is not consummated within two (2) months from the date hereof, or (iii) the conditions set forth herein are not satisfied or waived in writing by the undersigned, this letter agreement shall automatically terminate, unless such date is extended in writing by the undersigned and the Company, and within two business days of such termination, any Purchase Price that has previously been transferred by the undersigned will be returned to the undersigned by wire transfer of immediately available funds in accordance with wire instructions provided by the undersigned, or by such other method as may be reasonably acceptable to the undersigned.

As a condition to the purchase of the Purchased Units pursuant hereto, the undersigned will be required to execute agreements in form and substance typical for transactions of this nature necessary and reasonably acceptable to the undersigned, including but not limited to (i) an insider letter (the “Insider Letter”), (ii) a share escrow agreement (the “Share Escrow Agreement”) and (iii) a registration rights agreement (the “Registration Rights Agreement”), it being acknowledged and agreed that the forms of such agreements attached as exhibits to the Registration Statement are acceptable to the undersigned. Without limiting the generality of the foregoing, the Insider Letter shall include customary provisions applicable to founders and insiders and which will also apply to the undersigned, including agreements:

•	To vote the Transferred Shares and the Ordinary Shares included in the Purchased Units (the “Placement Shares”) in favor of any proposed Business Combination;

•

To not transfer the Purchased Units or underlying securities until the completion of a Business Combination, subject to certain exceptions, including those exceptions contained in this letter agreement ; and

•

To not participate in any liquidation distribution with respect to the Transferred Shares or Placement Units (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the undersigned in the IPO or in the open market after the IPO) if the Company fails to consummate a Business Combination within the required time period.

Other than the restrictions and other obligations to be contained in the Insider Letter and the registration rights to be contained in the Registration Rights Agreement, the Placement Units will be identical to the units to be sold by the Company in the IPO. Without limiting the provisions of the Registration Rights Agreement, the Company agrees to use its commercially reasonable efforts to file (or cause any successor entity to file) a registration statement covering the resale of the Transferred Shares within 60 business days following the consummation of the initial Business Combination; provided that such obligation shall be deemed satisfied if the Transferred Shares are included in any registration statement on Form S-4 or F-4 filed by the Company (or any successor) in connection with the registration of securities issued in the Business Combination.

The undersigned further acknowledges and agrees that if, in order to consummate any initial Business Combination or extend the amount of time the Company has to consummate an initial Business Combination, the Sponsor is required or otherwise agrees to (i) contribute back to the capital of the Company a portion of any of its founder shares or Placement Units to be cancelled by the Company, (ii) transfer any such securities to third parties, (iii) exchange any such securities for other securities, (iv) amend the terms of all or any portion of such securities or (v) otherwise enter into any arrangements with respect to all or any portion of such securities, the undersigned will contribute back to the capital of the Company or transfer to such third parties, agree to exchange or amend the terms of, or otherwise enter into the same arrangements as the Sponsor, in each case at no cost, with respect to a proportionate number of Transferred Shares, pro rata with the other holders of founder shares, in the case of any contribution back to the capital of the Company for cancellation, after the Sponsor has forfeited a number of founder shares equal to a number of Founder Shares necessary to reduce the aggregate percentage of founder shares from 33% of the shares sold in the IPO to 25% of the shares sold in the IPO (833,333 shares if no exercise of the underwriters’ over-allotment option or 958,333 shares if full exercise of the underwriters’ over-allotment option).

The undersigned hereby represents and warrants to the Company, as of the date hereof and the Closing Date, that:

(a) The undersigned is an “accredited investor” as defined by Rule 501 under the Securities Act and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the Purchased Units and the Transferred Shares (collectively, the “Securities”), of making an informed investment decision with respect thereto, and has the ability and capacity to protect the undersigned’s interests. The undersigned has completed the Accredited Investor Status Checklist attached hereto as Schedule 1 accurately and correctly to reflect the foregoing;

(b) The undersigned understands that (i) the Securities are not presently registered and that, other than as set forth in the Registration Rights Agreement, the Company has no obligation to register the Securities or assist the undersigned in obtaining an exemption from registration; and (ii) the Securities will not be registered under the Securities Act on the grounds that the issuance thereof is exempt under either Section 4(a)(2) of the Securities Act or Regulation D promulgated under the Securities Act as a transaction by an issuer not involving any public offering and that, in the view of the SEC, the statutory basis for the exception claimed would not be present if any of the representations and warranties of the undersigned contained herein are untrue;

(c) The undersigned is purchasing the Securities for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that the undersigned understands that an investment in the Securities is not a liquid investment;

(d) The undersigned acknowledges that (i) there exists no public market for the Securities, (ii) the Securities, when issued, will be “restricted securities” and as a result, must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available; (iii) the undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit resales of securities purchased in a private placement subject to certain limitations and to the satisfaction of certain conditions provided for thereunder, and also acknowledges that Rule 144 is not generally available for the resale of securities initially issued by shell companies or issuers that have been at any time previously a shell company;

(e) The undersigned has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and the acquisition of the Securities;

(f) The undersigned is familiar with the proposed business, management, financial condition and affairs of the Company;

(g) The undersigned has all requisite legal and other power and authority to execute and deliver this letter agreement and to carry out and perform the undersigned’s obligations under the terms of this letter agreement; and this letter agreement constitutes a valid and legally binding obligation of the undersigned, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law;

(h) The undersigned has carefully considered and has discussed with the undersigned’s legal, tax, accounting and financial advisors, to the extent the undersigned has deemed necessary, the suitability of an investment in the Securities and the transactions contemplated hereby for the undersigned’s particular federal, state, local and foreign tax and financial situation and has independently determined that an investment in the Securities and the transactions contemplated hereby are a suitable investment for the undersigned; the undersigned has relied solely on such advisors and not on any statements or representations of the Company, the Sponsor or any of their respective agents; and the undersigned understands that the undersigned (and not the Company or the Sponsor) shall be responsible for the undersigned’s own tax liability that may arise as a result of an investment in the Securities or the transactions contemplated by this letter agreement;

(i) The execution, delivery and performance of and compliance with this letter agreement and the issuance of the Securities will not result in any violation of, or conflict with, or constitute a default under, any of the undersigned’s articles of incorporation, by-laws, operating agreement, partnership agreement, or trust agreement, if applicable, or any agreement to which the undersigned is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of the undersigned or the Securities which, in each case, would have a material adverse effect on the undersigned or its ability to consummate the transactions contemplated by this letter agreement;

(j) The undersigned is not subject to any event that would result in “bad actor” disqualification under Rule 506(d) of Regulation D;

(k) Neither the undersigned, nor, to the undersigned’s knowledge, any person controlling, controlled by or under common control with the undersigned, is (i) the subject of any sanctions administered by the U.S. government (including OFAC), the United Nations, the European Union, the United Kingdom or Mexico, or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive sanctions;

(l) The funds used to purchase the Securities are not derived from any unlawful activity and the undersigned is in compliance with applicable anti-money laundering and anti-corruption laws;

(m) The undersigned is not acting in concert with any other person for purposes of forming a “group” (within the meaning of Section 13(d) of the Exchange Act) with respect to the Company’s securities, other than as disclosed in the Registration Statement; and

(n) The execution, delivery and performance of this letter agreement by the undersigned do not and will not conflict with, or result in any violation of, any law, regulation, judgment or agreement applicable to the undersigned.

The Company hereby represents and warrants to the undersigned, as of the date hereof and the Closing Date, as follows:

(a)

The Company is duly organized or formed, validly existing and in good standing (if applicable) under the laws of the Cayman Islands. The Company has the requisite corporate or other legal power and authority to carry on its business and to own, lease and operate all of its properties and assets, as currently conducted, owned, leased or operated. The Company is duly qualified to do business in the jurisdiction in which the nature of its businesses or the character or location of the properties and assets owned, leased or operated by it makes such qualifications necessary other than any failure to be so qualified that, individually and in the aggregate, has not, and is not reasonably expected to have a material adverse effect. Each governing document of the Company is in full force and effect and there are no violations thereof. The Company has full power and authority to execute and deliver this letter agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)

The execution and delivery of this letter agreement, the consummation of the transactions contemplated hereby and the performance by the Company of its obligations hereunder will not (A) conflict with, or result in any violation of or default under (i) any provisions of the Company’s organizational documents, (ii) any agreement, note, contract or other instrument to which the Company is a party or by which the Company is or the Placement Units are bound, or (iii) any decree, order, statute, law, rule or regulation applicable to the Company or the Placement Units, or (B) result in the creation of any lien upon any of the properties or assets of the Company under any of the terms, conditions or provisions of any contract, whether with or without the giving of notice, the termination of any grace period, or the lapse of time or both, except any, in the case of clauses (A)(ii), (A)(iii) or (B), which would not have or reasonably be expected to have a material adverse impact on the Company or its ability to perform its obligations under this letter agreement and consummate the transactions contemplated hereby.

(c)

There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against the Sponsor, the Company or any member, any current or former owner, shareholder, director, manager, officer or employee of the Sponsor or the Company. Neither the Company nor the Sponsor is currently the subject or the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce.

(d)

All necessary action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this letter agreement and the agreements to be entered in herewith by the Company, and the issuance and sale of the Purchased Units to be sold by the Company pursuant to this letter agreement. This letter agreement and the agreements to be entered in herewith has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(e)

Upon issuance in accordance with, and payment pursuant to, the terms hereof, and registration in the Company’s register of members, the Purchased Units will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and registration in the Company’s register of members, the undersigned will have or receive good title to the Purchased Units, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and other agreements to which the Purchased Units may be subject, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the undersigned.

(f)

The Company shall not require the undersigned to purchase a number of Purchased Units that, when combined with the Transferred Shares, would cause the undersigned to own more than 9.9% of the Ordinary Shares of the Company.

(g)

No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this letter agreement.

(h)

Neither the Company nor any of its respective subsidiaries or affiliates is or intends to become a “covered foreign person” within the meaning of the Outbound Investment Security Program. “Outbound Investment Security Program” means the regulations implemented by the U.S. Department of the Treasury under Executive Order 14105 “Addressing United States Investments in Certain National Security Technologies and Products in Countries of Concern,” as codified at 31 C.F.R. Part 850.

(i)

Neither the Company, nor to its knowledge, any person or entity acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Purchased Units.

(j)

Each of the Company and the Sponsor is in compliance with the applicable terms, conditions, regulations and reporting and disclosure requirements of the Corporate Transparency Act of 2021 (31 U.S.C. § 5336). No officer, managing member or manager of the Company or the Sponsor is or shall become (i) any person that is identified on the list of Specially Designated Nationals and Blocked Persons, the list of Foreign Sanctions Evaders or the Sectorial Sanctions Identifications list (collectively, an “OFAC Listed Person”) published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”), or is restricted from doing business under any statute (including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107 56) (the “PATRIOT Act”)), executive order (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism and the Annex thereto, collectively, the “Executive Order”), or other governmental action relating to terrorism financing, terrorism support and/or otherwise relating to terrorism, (ii) any agent, department, or instrumentality of, or any person otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (A) any OFAC Listed Person or (B) any person that is the target of any sanctions programs administered and/or enforced by OFAC, (iii) any person that is otherwise blocked by or a target of United States economic sanctions, (iv) any person that (A) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), 18 U.S.C. §§ 1956 and 1957, the PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any United States economic sanctions violations, (B) to the Company’s knowledge after making due inquiry, is under investigation by any governmental authority for possible violation of Anti-Money Laundering Laws or any United States economic sanctions violations, (C) has been assessed civil penalties under any Anti-Money Laundering Laws or any United States economic sanctions, or (D) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws, (v) any person that (A) is owned or controlled by the government of any country or territory that is subject to United States sanctions (the “Sanctioned Countries”) (unless and until any such country or region ceases to be subject to United States sanctions, as evidenced by reference to OFAC’s online resource center

(at https://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx) or similar source), (B) is located in any Sanctioned Countries, or (C) does business in or with any Sanctioned Countries, or (vi) any person that (A) is in violation of the Foreign Corrupt Practices Act of 1977 (15 U.S.C. §§ 78dd-1, et seq.), (B) is in violation of the Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010, or (C) has engaged or will engage in or has conspired or will conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order or any statutes, laws or regulations referred to in this sentence (a “Prohibited Person”). None of the proceeds of the Purchase Price shall be used to facilitate any business, transactions, or other activity with any Prohibited Person or activities involving the violation of any Anti-Money Laundering Laws.

(k)	The Company has not conducted any operations prior to the date of this letter agreement, other than in connection with any preparations for the IPO.

(l)

None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the undersigned a copy of any disclosures provided thereunder.

From and after the date hereof, the Company shall, without duplication, but subject in all respects to the provisions of the subsequent paragraph, indemnify, defend and hold harmless the undersigned and its affiliates, and its and their respective predecessors, successors and permitted assigns, and its and their respective stockholders, employees, officers, partners, members, trustees, directors, investment advisors, each person or entity who controls the undersigned and agents (each, an “Investor Indemnitee”) from and against any losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any of them may suffer or incur arising out of or resulting from: (i) any inaccuracy in or breach of any representation or warranty in this letter agreement, or (ii) any breach or nonperformance of any of the covenants or other agreements made and to be performed by the Company in this letter agreement. Each Investor Indemnitee is an intended third-party beneficiary with the same rights to enforce the indemnification rights granted hereunder that such Investor Indemnitee would have if such Investor Indemnitee was a party to this letter agreement. Any Investor Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof.

Notwithstanding anything to the contrary herein, neither the undersigned nor any Investor Indemnitee has any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and each hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the undersigned or any Investor Indemnitee has any Claim against the Company under this letter agreement or the transactions contemplated hereby, including, without limitation, under the immediately preceding paragraph, the undersigned or Investor Indemnitee, as applicable, shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against any monies in the Trust Account.

The Company acknowledges and agrees that it shall not enter into or modify or amend any other letter agreement or similar agreement which grants any other investor any rights or benefits which are more favorable (including, without limitation, with respect to a more favorable purchase price or ratio of founder shares to placement units) than the rights and benefits established in favor of the undersigned under this letter agreement, unless, in any such case, the undersigned has also been provided such rights and benefits pursuant to a written agreement between the undersigned and the Company or the Sponsor, as applicable. In the event that another investor is afforded better terms than were offered to the undersigned, the Company shall so inform the undersigned and offer those terms to the undersigned, in which case this letter agreement shall promptly be amended to effect the same.

Notwithstanding anything to the contrary contained herein or any of the agreements executed in connection herewith (including the Insider Letter, Share Escrow Agreement and Registration Rights Agreement), the undersigned may directly or indirectly transfer at any time its Purchased Units and/or Transferred Shares to its related entities, affiliates (which affiliates shall include, among others, any undersigned’s owners of an equity interest, investment advisor, other funds managed by the same investment advisor, direct investors, members, shareholders or partners, as the case may be), immediate family, or to a trust, the primary beneficiary(ies) of which is a member or members of such undersigned’s immediate family (including any distribution by such undersigned to its members, partners or shareholders or other owners of an equity interest (the “Undersigned’s Owners”) or any redemption of the interests in such undersigned held by one or more of the Undersigned’s Owners, and any related distributions or redemptions by the Undersigned’s Owners to their respective members, partners, shareholders or owners of an equity interest), in each case, without consent of the Company or its management (each, a “Permitted Transfer”), provided that the undersigned shall notify the Company in writing of any direct transfer of its Purchased Units and/or Transferred Shares and any such transferee shall, as a condition to such direct transfer of Purchased Units and/or Transferred Shares, execute a joinder to this letter agreement, the Insider Letter and the Share Escrow Agreement, in each case in form reasonably satisfactory to the Company. In connection with a direct transfer of Purchased Units and/or Transferred Shares, the rights and obligations of such undersigned under this letter agreement and all related documents executed in connection herewith shall be assigned to such transferee.

Neither the Company nor the Sponsor shall distribute, furnish or otherwise provide to the undersigned any material non-public information regarding the condition (financial or otherwise), business affairs or prospects of the Company or the Sponsor or the status of any potential Business Combination without first obtaining the prior written consent of the undersigned pursuant to standard “wall-cross” procedures.

Subject to the requirements of law or any request or comments from the United States Securities and Exchange Commission, the Company agrees not to use or disclose (orally or in writing) the name or identity of the undersigned or any of its affiliates, nor identify the undersigned or any of its affiliates as an investor in the Company, in each case without the prior written consent of the undersigned. The Company agrees that, to its knowledge, the undersigned’s investment in the Company does not constitute a “material interest” in the Company as such term is used in Item 1603(a)(7) of Regulation S K promulgated under the Securities Act. In the event that the undersigned’s investment in the Company constitutes a “material interest” in the Company as such term is used in Item 1603(a)(7) of Regulation S K and the Company or the SPAC is required to make any disclosures thereof, the Company will, and will cause the SPAC to, to the extent legally permissible, in advance of such disclosure, provide the undersigned with prompt written notice of such requirements. The Company also agrees, to the extent legally permissible, to provide the undersigned in advance of any such disclosure, with copies of any proposed disclosure and to cooperate with the undersigned to the extent the undersigned may seek to limit such disclosure.

The undersigned shall execute and deliver such additional instruments (including joinders and instructions to CST) and take such further actions as may reasonably be necessary to carry out the intent and purposes of this letter agreement.

This letter agreement, together with the Insider Letter, the Share Escrow Agreement and the Registration Rights Agreement, embodies the entire agreement and understanding between the undersigned and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this letter agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this letter agreement.

This letter agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this letter agreement or the transactions contemplated hereby, whether in contract, tort or otherwise, shall be brought in any state or federal court located in the City of New York, Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action, or proceeding. Any cause of action arising out of or in connection with this letter agreement shall be deemed exclusively to have arisen from a transaction of business in the State of New York. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. EACH PARTY FURTHER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS LETTER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

This letter agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered in pdf format via electronic mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

This letter agreement may not be amended without the written consent of all of the parties hereto.

Any term or provision of this letter agreement which is deemed invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the person or entity intended to be benefited by such provision or any other provisions of this letter agreement.

The failure by any party to enforce at any time any of the provisions of this letter agreement shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this letter agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non compliance with this letter agreement shall be held to be a waiver of any other or subsequent breach or non compliance. Any waiver made by any party in connection with this letter agreement shall not be valid unless agreed to in writing (which may be via email) by the Company and the undersigned.

Very truly yours,

UNDERSIGNED
(severally and not jointly)

Name:
Title:

Remainder of this Page Intentionally Left Blank

Accepted and Agreed:

THREE LIONS ACQUISITION CORP.

By:
Name:
Title:

EXHIBIT A

WIRE TRANSFER INSTRUCTIONS

(see attached)

SCHEDULE 1

ACCREDITED INVESTOR STATUS CHECKLIST

Accredited Investor Status:

Please check one or more of the following definitions of “accredited investor,” if any, which applies to you.

☐ A Bank as defined in Section 3(a)(2) of the Securities Act, or any savings association or institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, as amended (the “Act”).

☐ Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐ An insurance company as defined in Section 2(13) of the Securities Act.

☐ Investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐ Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐ Plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in the Securities Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the plan has assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

☐ A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐ An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or Partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐ A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000. For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

☐ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

☐ A trust, with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2) (ii) of Regulation D of the Securities Act.

☐ Any entity in which all of the equity owners are Accredited Investors.

☐ A director or officer of the Company.